Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Greg Stockett	Jennifer Hinchman
Chief Financial Officer	Director, Investor Relations
510.548.5442	510.649.4548

BARRA REPORTS 4th QUARTER AND FISCAL YEAR RESULTS

GAAP EPS of $.30; Pro-Forma EPS of $.39 for March 2003 quarter

BERKELEY, Calif., April 24, 2003—Barra, Inc. (Nasdaq: BARZ) a global leader in risk management technology for investment professionals, today reported consolidated revenues from continuing operations of $36.2 million and income from continuing operations of $5.9 million, or $.30 of diluted earnings per share based on Generally Accepted Accounting Principles (GAAP) for the quarter ended March 31, 2003. On a pro-forma basis, income from continuing operations was $7.7 million or $.39 per diluted share for the quarter ended March 31, 2003. This compares to revenues from continuing operations of $36.9 million and income from continuing operations of $11.0 million, or $.49 of diluted earnings per share for the same quarter last year. Consolidated net income for the March 2003 quarter, including income and gain on sale from discontinued operations, was $6.6 million or $.33 of diluted earnings per share as compared to $14.8 million or $.66 of diluted earnings per share for the March 2002 quarter.

For the fiscal year ended March 31, 2003, consolidated revenues from continuing operations were $141.1 million as compared to $145.8 million for the same period a year ago. Income from continuing operations was $33.2 million or $1.59 of diluted earnings per share as compared to $40.4 million or $1.80 of diluted earnings per share for the same period a year ago. On a pro-forma basis, income from continuing operations and diluted earnings per share for the fiscal year ended March 31, 2003 were $35.0 million and $1.68, respectively. Consolidated net income for the fiscal year ended March 31, 2003, including income and gain on sale of discontinued operations, was $34.0 million or $1.63 of diluted earnings per share as compared to $118.3 million or $5.26 of diluted earnings per share for the fiscal year ended March 31, 2002.

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April 24, 2003
Nasdaq: BARZ

Pro-forma income and earnings per share are non-GAAP measures of profitability that exclude impairment losses on investments in unconsolidated companies and the impact of certain non-recurring tax benefits. A reconciliation of our pro-forma and GAAP results is described below under the caption “Pro-Forma Financial Information.”

“We are especially pleased to see growth in the subscription base this quarter and solid revenue retention of 88 percent, despite what is overall still a very difficult market for our clients,” said Kamal Duggirala, chief executive officer of Barra, Inc. “As we move into our next fiscal year, our focus continues to be on execution within our core business with expectations of growing revenues and profitability amidst challenging market conditions.”

Core Business

Total revenues for the March 2003 quarter for risk management products were $33.2 million (or $32.6 million after adjusting for the positive impact of changes in foreign currency translation rates) as compared to $31.0 million for the same quarter a year ago, an increase of 7 percent. Revenues from products and services of Barra’s Financial Engineering Associates subsidiary (FEA) that are included in core business revenues were $1.9 million for the three months ended March 31, 2003.

Recurring subscription revenues for portfolio and enterprise risk management products combined were $30.1 million compared to $29.6 million for the same quarter a year ago. Non-recurring revenues from enterprise risk implementation projects and other one-time fees were $1.2 million in the March 2003 quarter, a decrease of 11 percent when compared to the same quarter a year ago. Approximately 32 percent of the subscription base was subject to renewal during the quarter, and we achieved 88 percent revenue retention.

For the quarter ended March 31, 2003 operating margins for the portfolio and enterprise risk business were 25 percent compared to 30 percent for the same quarter last year. Combined core business operating margins, including results from FEA, were 23 percent for the March 2003 quarter.

POSIT Venture

Revenues from the Portfolio System for Institutional Trading (POSIT) joint venture for the March 2003 quarter were $3.0 million as compared to $5.9 million for the same quarter a year ago, a decrease of 50 percent. These revenues consist of royalties directly related to trading volume in the U.S. and European POSIT systems.

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April 24, 2003
Nasdaq: BARZ

Discontinued Operations

Gain on sale of discontinued operations, net of applicable income taxes, of $.8 million for the quarter and fiscal year ended March 31, 2003, consists of contingent payments received from the sale of Barra’s interest in Symphony Asset Management LLC. As previously announced in July 2001, Barra sold its 50 percent ownership interest in Symphony Asset Management LLC to The John Nuveen Company for $128 million in cash with eligibility for additional future payments, up to approximately $12 million, based on Symphony’s business exceeding specific growth and profitability targets over a five year period.

Impairment Loss on Unconsolidated Companies

Impairment losses on unconsolidated companies of $6.9 million ($.24 per share) in the quarter ended March 31, 2003 represent non-cash charges to reduce the book value of certain private equity investments to their fair market values. During the quarter, management determined that the recorded values of such assets had been permanently impaired after considering such factors as financial performance, liquidity and other general market factors.

Income Taxes

Barra recorded a net tax benefit on income from continuing operations for the quarter ended March 31, 2003 of $1.6 million. In the March 2003 quarter, we were able to utilize certain foreign tax credits to reduce taxes paid on earnings dividends from our Japanese subsidiary. Excluding the impact of these credits, the overall effective income tax rate for the March 2003 quarter and fiscal year would have been approximately 31.5 percent.

Stock Repurchase Plan

During the March 2003 quarter, as part of its previously announced stock repurchase program, Barra repurchased 459,100 of its shares for a cost of approximately $12.8 million. As of April 24, 2003, Barra has remaining authorization to repurchase up to 754,800 shares.

Business Outlook

The Business Outlook section contains forward-looking statements that reflect management’s current expectations regarding future events and financial performance. Given the risk factors, uncertainties and assumptions discussed below, these statements may turn out to be wrong. Barra does not intend to update its forward-looking statements until its next quarterly results announcement.

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April 24, 2003
Nasdaq: BARZ

At March 31, 2003, the total annual value of all core product subscriptions was approximately $120 million, an increase of 2 percent as compared to March 31, 2002.

For the first fiscal quarter ended June 30, 2003, the company expects:

•	Approximately 28 percent of the subscription base to be subject to renewal;

•	Core business revenues to increase 8 percent over the same quarter last year;

•	Core operating margins, excluding amortization of acquired intangibles, of approximately 23 percent.

For the fiscal year ended March 31, 2004 the company expects:

•	Core business revenues to increase 10 percent over fiscal 2003;

•	Core operating margins, excluding amortization of acquired intangibles, of approximately 25 percent.

PRO-FORMA FINANCIAL INFORMATION

     Reconciliation of the presentation of pro-forma results to GAAP is provided in the following table. As described in the table, pro-forma net income excludes impairment losses on investments in unconsolidated companies and the impact of certain non-recurring tax credits. Presentation of pro-forma net income and earnings per share information provides greater comparability of Barras’ financial results against historical results and financial models of securities analysts. Further, these adjusted pro-forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

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Barra, Inc.
RECONCILIATION OF GAAP TO PRO-FORMA INCOME FROM CONTINUING OPERATIONS
(UNAUDITED)

	Three months ended		Fiscal Year ended
	March 31, 2003		March 31, 2003

		Per Diluted		Per Diluted
	Amounts in $000's	Share	Amounts in $000's	Share

Income from Continuing Operations — GAAP	$5,878	$0.30	$33,196	$1.59
Exclude Impact of Non- Recurring Tax Credits	($2,918)	($0.15)	($2,918)	($0.15)
Exclude Non-cash Impairment Losses on Investments	$4,752	$0.24	$4,752	$0.24

Pro-forma Income from Continuing Operations	$7,712	$0.39	$35,030	$1.68

Earnings Conference Call for March 2003 Quarter

Barra will webcast its 4th quarter and year end earnings release conference call today at 11:30 am eastern time. During the call, management will discuss results for the quarter, year to date results, and business outlook. The live webcast will be broadcast via the CCBN website at www.companyboardroom.com. Following the call, a replay will be made available via webcast on the CCBN website. Those interested in accessing the live webcast or the replay may also link to the CCBN website from the investor relations section of Barra’s website at www.barra.com. The replay may also be accessed by telephone by dialing 888.203.1112, passcode 462634.

Barra is a global leader in delivering risk management systems and services to managers of portfolio and firm-wide investment risk. Since its inception in 1975, Barra’s single vision — to empower its clients to make strategic investment decisions — has made Barra the industry standard in investment risk management. Headquartered in Berkeley, California, Barra has offices in all major financial centers around the world.

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April 24, 2003
Nasdaq: BARZ

This release contains forward-looking statements that reflect management’s current expectations regarding future events and financial performance. The statements made by Kamal Duggirala above regarding our focus and expectations for our next fiscal year, as well as all statements under the Business Outlook section that address expectations or projections about the future are forward-looking statements. Factors that could cause actual results to differ materially include: variability of revenue streams in the core business; disruption of operations or increases in expenses caused by civil or political unrest or other catastrophic events; and risks associated with product development and technological changes, general economic conditions, the continued employment of key personnel, the retention of key data vendors, business combinations, government regulation and competition. These and other important factors are detailed in various Securities and Exchange Commission filings made periodically by the company, particularly its latest report on Form 10-K and subsequent reports on Form 10-Q, copies of which are available from the company without charge or online at http://www.barra.com. Please review such filings and do not place undue reliance on these forward-looking statements.

# # #

Barra Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Three and Twelve Month Periods Ended March 31, 2003 and 2002
(In thousands except for share and per share amounts)

	Three Months Ended		Fiscal Year Ended

	March 31,		March 31,

	2003	2002	2003	2002

Operating Revenues:
Subscription and other — Risk management products	$33,254	$30,961	$124,100	$121,754
POSIT	2,973	5,933	16,996	24,015

Total operating revenues	36,227	36,894	141,096	145,769

Operating Expenses:
Communication, data and seminar costs	1,870	1,398	7,549	6,590
Compensation and benefits	18,183	15,689	66,688	62,677
Occupancy	1,773	1,550	6,311	5,604
Amortization of acquired intangibles	286		286
Other operating expenses	4,123	3,785	17,002	18,331

Total operating expenses	26,235	22,422	97,836	93,202

Interest Income & Other	1,250	1,755	7,721	6,548
Impairment loss on investments in unconsolidated companies	(6,936)		(6,936)

Income before Equity in Net Income and Loss of Investees, Income Taxes and Discontinued Operations	4,306	16,227	44,045	59,115
Equity in Income and Loss of Investees	15	(9)	181	115

Income before Income Taxes	4,321	16,218	44,226	59,230
Income Taxes	1,557	(5,233)	(11,030)	(18,836)

Income from Continuing Operations	$5,878	$10,985	$33,196	$40,394
Discontinued Operations:
Income from operations		50		1,916
Gain on sale, net	770	$3,758	770	75,983

Net Income	$6,648	$14,793	$33,966	$118,293

Income Per Share:
Continuing Operations:
Basic	$0.30	$0.52	$1.65	$1.90

Diluted	$0.30	$0.49	$1.59	$1.80

Discontinued Operations — income from operations:
Basic	$0.00	$0.00	$0.00	$0.09

Diluted	$0.00	$0.00	$0.00	$0.09

Discontinued Operations — gain on sale:
Basic	$0.04	$0.18	$0.04	$3.58

Diluted	$0.04	$0.17	$0.04	$3.38

Net Income:
Basic	$0.34	$0.70	$1.68	$5.58

Diluted	$0.33	$0.66	$1.63	$5.26

Weighted Average Common and Common Equivalent Shares:
Basic	19,386,110	21,093,749	20,161,952	21,205,701

Diluted	19,886,055	22,384,268	20,834,618	22,502,474

Barra, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
As of March 31, 2003 (Unaudited) and March 31, 2002
(In thousands except for share and per share amounts)

	(Unaudited)

	March 31,	March 31,
	2003	2002

ASSETS
Current Assets:
Cash and cash equivalents	$26,848	$58,499
Investments in marketable equity trading securities	15,025	14,310
Investments in marketable debt securities available-for-sale	158,238	200,317
Accounts receivable (Less allowance for doubtful accounts of $916 and $950):
Subscription and other	9,379	5,470
Related parties	2,975	5,616
Prepaid expenses	2,165	2,068

Total current assets	214,630	286,280

Investments in Unconsolidated Companies	3,358	10,344
Premises and Equipment:
Computer and office equipment	14,936	12,904
Furniture and fixtures	4,948	4,637
Leasehold improvements	7,792	6,729

Total premises and equipment	27,676	24,270
Less accumulated depreciation and amortization	(19,046)	(14,383)

	8,630	9,887
Deferred Tax Assets	5,509	8,065
Computer Software
(Less accumulated amortization of $3,481 and $2,766)	1,156	1,551
Other Assets	1,391	1,034
Goodwill and other Intangibles
(Less accumulated amortization of $5,825 and $5,539)	34,858	7,456

TOTAL	$269,532	$324,617

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$929	$1,694
Due to related party	1,106	—
Accrued expenses payable:
Accrued compensation	8,334	11,208
Accrued corporate income taxes	8,630	10,814
Other accrued expenses	7,808	9,843
Unearned revenues	32,253	32,383

Total current liabilities	59,060	65,942

Deferred Tax Liabilities	6,951	2,362
Stockholders’ Equity:
Preferred stock, no par; 10,000,000 shares authorized; none issued and outstanding Common stock, $.0001 par value; 75,000,000 shares authorized; 19,145,965 and 21,444,268 shares issued and outstanding	2	2
Additional paid-in capital	83,528	79,121
Retained earnings	119,440	177,518
Accumulated other comprehensive income (loss)	551	(328)

Total stockholders’ equity	203,521	256,313

TOTAL	$269,532	$324,617

Barra, Inc.
SEGMENT INFORMATION — CONTINUING OPERATIONS
FOR THE THREE AND TWELVE MONTHS ENDED MARCH 31, 2003 AND 2002 (UNAUDITED)

	THREE MONTHS ENDED MARCH 31, 2002

		BARRA VENTURES

		POSIT		Total
	CORE	Joint Venture	Other	Ventures	Total

Revenues:
Subscription and other — Risk management products	30,961				30,961
POSIT		5,933		5,933	5,933

Total revenues	30,961	5,933	—	5,933	36,894

Compensation and Benefits	(15,284)	(405)		(405)	(15,689)
Other Segment Expenses	(6,402)	(331)		(331)	(6,733)
Interest Income and Other	1,755			—	1,755
Equity in Joint Ventures		16	(25)	(9)	(9)

Total Segment expenses	(19,931)	(720)	(25)	(745)	(20,676)

Segment Income (Loss)	11,030	5,213	(25)	5,188	16,218

[Additional columns below]

[Continued from above table, first column(s) repeated]

	THREE MONTHS ENDED MARCH 31, 2003

		BARRA VENTURES

		POSIT		Total
	CORE	Joint Venture	Other	Ventures	Total

Revenues:
Subscription and other — Risk management products	33,254				33,254
POSIT		2,973		2,973	2,973

Total revenues	33,254	2,973	—	2,973	36,227

Compensation and Benefits	(17,857)	(326)		(326)	(18,183)
Other Segment Expenses	(7,784)	(268)		(268)	(8,052)
Interest Income and Other	1,250		(6,936)	(6,936)	(5,686)
Equity in Joint Ventures		33	(18)	15	15

Total Segment expenses	(24,391)	(561)	(6,954)	(7,515)	(31,906)

Segment Income (Loss)	8,863	2,412	(6,954)	(4,542)	4,321

	YEAR ENDED MARCH 31, 2002

		BARRA VENTURES

		POSIT		Total
	CORE	Joint Venture	Other	Ventures	Total

Revenues:
Portfolio and Enterprise Risk Management	121,754			—	121,754
POSIT		24,015		24,015	24,015

Total revenues	121,754	24,015	—	24,015	145,769

Compensation and Benefits	(60,485)	(2,192)		(2,192)	(62,677)
Other Segment Expenses	(29,381)	(1,144)		(1,144)	(30,525)
Interest Income and Other	6,548			—	6,548
Equity in Joint Ventures		194	(79)	115	115

Total Segment expenses	(83,318)	(3,142)	(79)	(3,221)	(86,539)

Segment Income (Loss)	38,436	20,873	(79)	20,794	59,230

[Additional columns below]

[Continued from above table, first column(s) repeated]

	YEAR ENDED MARCH 31, 2003

		BARRA VENTURES

		POSIT		Total
	CORE	Joint Venture	Other	Ventures	Total

Revenues:
Portfolio and Enterprise Risk Management	124,100				124,100
POSIT		16,996		16,996	16,996

Total revenues	124,100	16,996	—	16,996	141,096

Compensation and Benefits	(64,881)	(1,807)		(1,807)	(66,688)
Other Segment Expenses	(30,179)	(969)	—	(969)	(31,148)
Interest Income and Other	7,721		(6,936)	(6,936)	785
Equity in Joint Ventures		232	(51)	181	181

Total Segment expenses	(87,339)	(2,544)	(6,987)	(9,531)	(96,870)

Segment Income (Loss)	36,761	14,452	(6,987)	7,465	44,226